Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 147,894	¥ 195,209	¥ 282,775
Net income (loss) per ordinary share attributable to Momo Inc. - basic	¥ 3.43	¥ (7.68)	¥ 4.37
Net income (loss) per ordinary share attributable to Momo Inc. - diluted	¥ 3.3	¥ (7.68)	¥ 4.2